     AMENDMENT TO MULTICURRENCY RECEIVABLES TRANSFER AGREEMENT
     ---------------------------------------------------------

     THIS AMENDMENT (this "Amendment"), dated as of July 26, 1996, is made to the Multicurrency Receivables Transfer Agreement, dated as of January 29, 1996 (as heretofore or hereafter amended, modified or supplemented from time to time and in effect, the "Transfer Agreement"), between Storage Technology Corporation (the "Transferor") and Bank of America National Trust and Savings Association (the "Transferee"). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms by the Transfer Agreement.

     WHEREAS, the Transferor and the Transferee desire to amend and supplement the Transfer Agreement as hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:


                           ARTICLE I
                AMENDMENTS TO TRANSFER AGREEMENT


     SECTION 1.1    Amendment to Definition of "Scheduled Termination Date".
Section 1.07(a) of the Transfer Agreement is hereby amended to change the Scheduled Termination Date set forth therein to be January 31, 1998.

     SECTION 1.2 Amendment to Schedule. Schedule II to the Transfer Agreement is hereby deleted in its entirety and is replaced by the Schedule II that is appended hereto.


                           ARTICLE II
                 REPRESENTATIONS AND WARRANTIES


     SECTION 2.1 Representations and Warranties. Transferor hereby represents and warrants to Transferee that:

          (a) Representations and Warranties. The representations and warranties contained in the Transfer Agreement are true and correct on and as of the date of this Amendment as though made on and as of such date; and

          (b) No Termination Event. Both before and after giving effect to this Amendment, no event shall have occurred and be continuing that constitutes a Termination Event or an Unmatured Event.

                          ARTICLE III
                         MISCELLANEOUS


     SECTION 3.1 Agreement Document Pursuant to Transfer Agreement. This Amendment is an Agreement Document executed pursuant to the Transfer Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Transfer Agreement.

     SECTION 3.2 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     SECTION 3.3 Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall be taken together as one agreement.

     SECTION 3.4 Governing Law. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

     SECTION 3.5 Reaffirmation of Transfer Agreement. As amended, waived and supplemented by this Amendment, the Transfer Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed in all respects. From and after the date hereof, all references to the Transfer Agreement in any agreement, instrument or document shall be references to the Transfer Agreement as amended and supplemented hereby.

     SECTION 3.6 Headings. The various captions in this Amendment are provided solely for convenience of reference and shall not affect the meaning or interpretation of any provision of this Amendment.

     SECTION 3.7 Complete Agreement. The Transfer Agreement (including this Amendment and the Exhibits and Schedules to the Transfer Agreement and this Amendment) and the other Agreement Documents contains the entire understanding of the parties with respect to the transactions contemplated hereby and thereby and supersedes all prior arrangements or understandings with respect thereto.

SECTION 3.8 Severability. Whenever possible, each provision of this Amendment will be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Amendment, except to the extent that such prohibition or invalidity would constitute a material change in the terms of this Amendment taken as a whole.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                              STORAGE TECHNOLOGY CORPORATION



                              By:  /s/MARK D. MCGREGOR
                                   ------------------------------
                              Name:  Mark D. McGregor
                              Title: Vice President and Treasurer



                              BANK OF AMERICA NATIONAL TRUST
                              AND SAVINGS ASSOCIATION



                              By:  /s/KEVIN MCMAHON
                                   ------------------------------
                              Name:  Kevin McMahon
                              Title: Vice President

                              SCHEDULE II
                              to Amendment

                    to Multicurrency Receivables Transfer Agreement



                      DETERMINATION DATES



          January 24, 1997

          February 21, 1997

          March 21, 1997

          April 25, 1997

          May 23, 1997

          June 20, 1997

          July 25, 1997

          August 22, 1997

          September 19, 1997

          October 24, 1997

          November 21, 1997

          December 26, 1997